Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

On September 17, 2012 (the “Closing Date”), Geeknet, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Dice Holdings, Inc. (“Dice”) and two of Dice’s subsidiaries, Dice Career Solutions, Inc. and eFinancialCareers Limited (collectively, the “Buyers”) pursuant to which the Buyers purchased the Company’s online media business, including the SourceForge, Slashdot and Freecode websites (the “Purchased Business”) and assumed certain related liabilities.

In accordance with the terms of the Purchase Agreement, the Buyers paid to the Company $20,000,000 in cash, of which $3,000,000 was deposited by the Buyers into an escrow account for a period of twelve (12) months after the Closing Date in order to secure the Company’s indemnification obligations to the Buyers for potential breaches of the Company’s representations, warranties, covenants and other obligations made under the Purchase Agreement.

The unaudited Pro Forma Condensed Consolidated Balance Sheet set forth below has been presented as if the sale of the Purchased Business had occurred on June 30, 2012.  The unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012 and June 30, 2011 and for the years ended December 31, 2011, 2010 and 2009 set forth below have been presented as if the sale of the Purchased Business had occurred on January 1, 2009.

The unaudited pro forma condensed consolidated financial information are presented for informational purposes and is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the sale of the Purchased Business occurred as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information is not necessarily indicative of future operating results or financial position.

The unaudited pro forma financial information is based upon available information and assumptions that the Company believes are reasonable. Some of the assumptions involve judgments by management, and changes in the assumptions could cause significant changes in the adjustments used to calculate the unaudited pro forma financial information. These unaudited pro forma condensed consolidated financial information and accompanying notes should be read in conjunction with the Company’s unaudited condensed consolidated financial statements and the accompanying notes as of and for the six months ended June 30, 2012 and 2011and the audited consolidated financial statements and the accompanying notes, as of and for the fiscal years ended December 31, 2011, 2010 and 2009.

GEEKNET, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 30, 2012

(In thousands, unaudited)

	As Reported (1)	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$ 34,609	$ 17,000	(2)	$ 51,609
Restricted cash in escrow	-	3,000	(2)	3,000
Accounts receivable, net	5,722	(4,987)	(3)	735
Inventories, net	11,160	-		11,160
Prepaid expenses and other current assets	4,180	(308)	(3)	3,872
Total current assets	55,671	14,705		70,376
Property and equipment, net	5,545	(1,266)	(3)	4,279
Other long-term assets	2,027	(1,692)	(4)	335
Total assets	$ 63,243	$ 11,747		$ 74,990

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$ 5,264	$ (284)	(3)	$ 4,980
Deferred revenue	3,311	(2,068)	(3)	1,243
Accrued liabilities and other	1,758	3,798	(5)	5,556
Total current liabilities	10,333	1,446		11,779
Other long-term liabilities	79	-		79
Total liabilities	10,412	1,446		11,858

Stockholders’ equity:
Preferred stock	-	-		-
Common stock	7	-		7
Treasury stock	(1,431)	-		(1,431)
Additional paid-in capital	810,642	-		810,642
Accumulated other comprehensive income	(3)	15	(3)	12
Accumulated deficit	(756,384)	10,286	(6)	(746,098)
Total stockholders’ equity	52,831	10,301		63,132
Total liabilities and stockholders’ equity	$ 63,243	$ 11,747		$ 74,990

GEEKNET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012

(In thousands, except per share amounts, unaudited)

	As Reported (7)	Pro Forma Adjustments (8)	Pro Forma
Net revenue:
e-Commerce revenue	$ 35,314	$ -	$ 35,314
Media revenue	10,028	(10,028)	-
Total net revenue	45,342	(10,028)	35,314
Cost of revenue:
e-Commerce cost of revenue	30,651	-	30,651
Media cost of revenue	2,186	(2,186)	-
Total cost of revenue	32,837	(2,186)	30,651
Gross margin	12,505	(7,842)	4,663
Operating expenses:
Sales and marketing	6,784	(3,409)	3,375
Research and development	3,770	(2,095)	1,675
General and administrative	6,398	(1,405)	4,993
Amortization of intangible assets	43	-	43
Total operating expenses	16,995	(6,909)	10,086
Loss from operations	(4,490)	(933)	(5,423)
Gain on sale of non-marketable securities	4,021	-	4,021
Interest and other income (expense), net	(30)	-	(30)
Loss before income taxes	(499)	(933)	(1,432)
Provision for income taxes	13	-	13
Net Loss	$ (512)	$ (933)	$ (1,445)
Net loss per share:
Basic	$ (0.08)		$ (0.23)
Diluted	$ (0.08)		$ (0.23)
Shares used in per share calculations:
Basic	6,409		6,409
Diluted	6,409		6,409

GEEKNET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2011

(In thousands, except per share amounts, unaudited)

	As Reported (9)	Pro Forma Adjustments (8)	Pro Forma
Net revenue:
e-Commerce revenue	$ 29,524	$ -	$ 29,524
Media revenue	10,462	(10,462)	-
Total net revenue	39,986	(10,462)	29,524
Cost of revenue:
e-Commerce cost of revenue	26,843	-	26,843
Media cost of revenue	2,805	(2,805)	-
Total cost of revenue	29,648	(2,805)	26,843
Gross margin	10,338	(7,657)	2,681
Operating expenses:
Sales and marketing	6,669	(3,527)	3,142
Research and development	2,286	(1,460)	826
General and administrative	5,899	(1,420)	4,479
Amortization of intangible assets	41	(41)	-
Total operating expenses	14,895	(6,448)	8,447
Loss from operations	(4,557)	(1,209)	(5,766)
Interest and other income (expense), net	7	-	7
Loss before income taxes	(4,550)	(1,209)	(5,759)
Benefit for income taxes	(23)	-	(23)
Net loss	$ (4,527)	$ (1,209)	$ (5,736)
Net loss per share:
Basic	$ (0.72)		$ (0.91)
Diluted	$ (0.72)		$ (0.91)
Shares used in per share calculations:
Basic	6,294		6,294
Diluted	6,294		6,294

GEEKNET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(In thousands, except per share amounts, unaudited)

	As Reported (9)	Pro Forma Adjustments (8)	Pro Forma
Net revenue:
E-commerce revenue	$ 99,057	$ -	$ 99,057
Media revenue	20,409	(20,409)	-
Total net revenue	119,466	(20,409)	99,057
Cost of revenue:
E-commerce cost of revenue	83,277	-	83,277
Media cost of revenue	4,906	(4,906)	-
Total cost of revenue	88,183	(4,906)	83,277
Gross margin	31,283	(15,503)	15,780
Operating expenses:
Sales and marketing	15,420	(6,738)	8,682
Research and development	5,542	(3,685)	1,857
General and administrative	11,565	(2,065)	9,500
Amortization of intangible assets	83	(83)	-
Gain loss on sale of assets	(65)	65	-
Total operating expenses	32,545	(12,506)	20,039
Loss from operations	(1,262)	(2,997)	(4,259)
Interest and other income (expense), net	(11)	-	(11)
Loss before income taxes	(1,273)	(2,997)	(4,270)
Benefit for income taxes	(83)	-	(83)
Net Loss	$ (1,190)	$ (2,997)	$ (4,187)
Loss per share:
Basic	$ (0.19)		$ (0.66)
Diluted	$ (0.19)		$ (0.66)
Shares used in per share calculations:
Basic	6,319		6,319
Diluted	6,319		6,319

GEEKNET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(In thousands, except per share amounts, unaudited)

`	As Reported (9)	Pro Forma Adjustments (8)	Pro Forma
Net revenue:
E-commerce revenue	$ 76,335	$ -	$ 76,335
Media revenue	18,284	(18,284)	-
Total net revenue	94,619	(18,284)	76,335
Cost of revenue:
E-commerce cost of revenue	62,630	-	62,630
Media cost of revenue	6,610	(6,610)	-
Total cost of revenue	69,240	(6,610)	62,630
Gross margin	25,379	(11,674)	13,705
Operating expenses:
Sales and marketing	15,277	(8,365)	6,912
Research and development	6,148	(4,635)	1,513
General and administrative	9,551	(459)	9,092
Amortization of intangible assets	306	(306)	-
Gain on sale of assets	(1,391)	1,391	-
Restructuring costs	(101)	101	-
Total operating expenses	29,790	(12,273)	17,517
Loss from operations	(4,411)	599	(3,812)
Interest and other income (expense), net	44	-	44
Loss from continuing operations before income taxes	(4,367)	599	(3,768)
Benefit for income taxes	(167)	-	(167)
Loss from continuing operations	$ (4,200)	$ 599	$ (3,601)
Loss per share from continuing operations:
Basic	$ (0.69)		$ (0.59)
Diluted	$ (0.69)		$ (0.59)
Shares used in per share calculations:
Basic	6,073		6,073
Diluted	6,073		6,073

GEEKNET, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

(In thousands, except per share amounts, unaudited)

	As Reported (9)	Pro Forma Adjustments (8)	Pro Forma
Net revenue:
E-commerce revenue	$ 49,091	$ -	$ 49,091
Media revenue, including $545 of related party revenue	16,486	(16,486)	-
Total net revenue	65,577	(16,486)	49,091
Cost of revenue:
E-commerce cost of revenue	38,151	-	38,151
Media cost of revenue	6,953	(6,953)	-
Total cost of revenue	45,104	(6,953)	38,151
Gross margin	20,473	(9,533)	10,940
Operating expenses:
Sales and marketing	11,775	(7,924)	3,851
Research and development	8,103	(7,235)	868
General and administrative	8,843	(710)	8,133
Amortization of intangible assets	200	(200)	-
(Gain) loss on sale of assets	1,020	(1,020)	-
Restructuring costs	(62)	62	-
Total operating expenses	29,879	(17,027)	12,852
Loss from operations	(9,406)	7,494	(1,912)
Interest and other income (expense), net	110	-	110
Other than temporary impairment of non-marketable equity securities	(4,585)	4,585	-
Loss before income taxes	(13,881)	12,079	(1,802)
Provision for income taxes	140	-	140
Net Loss	$ (14,021)	$ 12,079	$ (1,942)
Net loss per share:
Basic	$ (2.31)		$ (0.32)
Diluted	$ (2.31)		$ (0.32)
Shares used in per share calculations:
Basic	6,080		6,080
Diluted	6,080		6,080

GEEKNET, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Balances are as reported on the Company’s unaudited Condensed Consolidated Balance Sheet included in the Company’s Form 10-Q as of June 30, 2012.

(2)

In accordance with the terms of the Purchase Agreement, the Buyers paid the Company $20 million in cash, of which $3 million was deposited into an escrow account for a period of twelve months after the Closing Date in order to secure the Company’s indemnification obligations to the Buyers for potential breaches of the Company’s representations, warranties, covenants and other obligations made under the Purchase Agreement.

(3)	Estimated assets and liabilities acquired by the Buyers and remaining balances related to the Purchased Business to be excluded in Pro Forma ending balances at June 30, 2012.

(4)	Goodwill of $1.7 million related to the Purchased Business on the date of sale.

(5)

Includes the reduction of $0.5 million in accrued liabilities acquired by the Buyers, an accrual of estimated transaction costs of $1.1 million which are directly related to executing the sale of the Purchased Business assuming the transaction had occurred as of June 30, 2012, and an accrual of $3.2 million for retention bonuses and stock compensation to be paid to employees as a result of the sale of the Purchased Business.

(6)

Accumulated deficit includes an estimated $13.4 million gain from the sale of the Purchased Business assets assuming the transaction had occurred as of June 30, 2012, and the impact of retention bonuses and stock compensation to be paid to employees as a result of the sale of the Purchased Business.

(7)	As reported on the Company’s unaudited Condensed Consolidated Statements of Operations included in the Company’s Form 10-Q as of June 30, 2012.

(8)

Adjustments are results of the Purchased Business for the period presented. These amounts may differ from previously reported segment operating results due to items which were allocated to the Purchased Business, which will be retained subsequent to the sale of the Purchased Business.

(9)	As reported on the Company’s audited Consolidated Statements of Operations included in the Company’s Form 10-K as of December 31, 2011.